Item 1: Report to Shareholders

Retirement 2015 Fund	November 30, 2005

The views and opinions in this report were current as of November 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

U.S. stocks rose in the six months ended November 30, 2005, undeterred by rising oil prices and several short-term interest rate increases by the Federal Reserve. Small- and mid-cap shares paced the advance. Investment-grade bond returns were lackluster as interest rates rose across all maturities, but high-yield issues produced decent gains. Non-U.S. stocks outperformed their domestic peers in U.S. dollar terms. The Retirement Funds posted solid gains that benefited from the generally positive market environment and their heavier tactical exposure to equities.

MARKET ENVIRONMENT

Conditions in the U.S. economy were favorable over the last six months. Economic growth as measured by gross domestic product (GDP) exceeded 3%, job growth was steady, and unemployment hovered around 5%. Fears of higher inflation and slower economic growth, however, picked up in recent months. Oil prices spiked in late August to $70 per barrel as Hurricane Katrina severely disrupted energy production along the Gulf Coast but settled below $60 by the end of November.

Federal Reserve officials acknowledged the economic uncertainty stemming from hurricane damage and elevated energy costs but concluded that the effects on the economy would be temporary and opted to continue reversing the Fed’s accommodative monetary policy. From the end of May through November 30, the central bank methodically raised the federal funds target rate in four quarter-point increments from 3.00% to 4.00%—a level not seen in more than four years. The Fed raised the target rate another 25 basis points (0.25%) to 4.25% on December 13 for a total of 13 rate increases since June 2004, when the fed funds rate was 1.00%.

As shown in the graph on page 1, money market yields climbed steadily in the first half of our fiscal year, tracking the fed funds rate. Intermediate-term interest rates also increased, but to a lesser extent, while long-term rates inched only marginally higher. This resulted in a significant narrowing of the difference between short- and long-term rates—also known as a flattening of the Treasury yield curve.

U.S. stocks rose in the last six months, supported by solid economic and corporate profit growth, relatively low interest rates, and merger activity. Small- and mid-cap shares decisively surpassed their larger peers, and international stocks outperformed U.S. equities in the last six months.

Investment-grade bond returns were flat or negative in the last six months. Corporate and U.S. government bonds weakened the most, especially long-term issues. Mortgage- and asset-backed securities were little changed, but high-yield securities rebounded from a period of weakness in the spring and posted gains.

STRATEGY AND PERFORMANCE

Once again, we would like to welcome new shareholders to the Retirement Funds, including those who have begun to invest in the latest addition to our family, Retirement 2045. Investors’ response to our unique investment approach has been gratifying. The funds are designed to provide shareholders a single, diversified portfolio that is managed to a specific retirement date and continues to provide appropriate asset allocation throughout retirement. Each Retirement Fund offers exposure to different asset classes and market capitalizations. The funds include international as well as domestic investments, and both growth and value investment styles. The funds are “funds of funds,” achieving their diversification by investing in other T. Rowe Price mutual funds.

The target-date funds systematically shift their allocations over time, investing in an appropriate proportion of stock and bond funds as the target retirement date draws near. The closer each fund gets to the stated retirement date, the more conservative its asset mix becomes, placing a greater emphasis on income and reducing investors’ overall risk. These shifts are intended to facilitate the accumulation of assets prior to retirement, as well as help investors manage their assets after retiring.

What makes our Retirement Funds different is that we think investors need a greater allocation to stocks than has generally been recommended—both before and during retirement—to achieve their long-term retirement goals. Moreover, where most similar strategies reach a stable, typically very conservative allocation to stocks shortly after they reach their target date, our funds have approximately 55% in stocks at their target dates and that allocation gradually diminishes over the next three decades. This is the case for the Retirement 2005 Fund, which reached its target date during the current reporting period. About 30 years after its designated retirement year, each fund will reach and maintain an allocation of about 20% in stocks. Also during the current reporting period, the Retirement 2030 Fund reached the point where its allocation to stocks has begun to decline incrementally. At the same time, we introduced the Retirement 2045 Fund, which along with the 2035 and 2040 Funds, is at its highest equity allocation. The remainder of assets will be invested in fixed-income securities, including short-term securities. The Retirement Income Fund differs in that it maintains an asset allocation of about 60% bonds and 40% stocks.

The funds’ managers may make some limited tactical variations to each fund’s target allocation. The T. Rowe Price Asset Allocation Committee considers adjustments to the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals.

We believe the funds offer a convenient approach to retirement investing because investors do not have to determine a suitable asset allocation strategy, select the funds to implement the strategy, worry about managing the asset allocation strategy over time, or make tactical adjustments in response to changing market conditions. Since the underlying funds invest domestically and internationally in a wide range of equity and bond market sectors, investors gain the benefits of diversification as well as the expertise of individual fund managers who invest in these areas on a daily basis. Fund expenses are limited to the expenses of the underlying funds, so there is no additional management fee charged for the asset allocation services provided to the fund.

New Benchmarks
In order for shareholders to evaluate their funds effectively, the SEC rightly requires that we display fund results relative to a broad market benchmark. Finding benchmarks that offer a good comparison to our strategy has proved challenging, but some new Dow Jones indexes are a step in the right direction and we are implementing them in this report. These benchmarks are called the Dow Jones Target Date Portfolio Indexes, and there is one for each of our target-date funds. These indexes are similar to the previously used Dow Jones benchmarks in that they are made up of different allocations of stocks, bonds, and cash, but the old indexes were static. For the new indexes, each month, beginning 35 years prior to an index’s stated target date, the amount allocated to stocks gradually decreases and the amount allocated to bonds and cash increases in a predefined manner. The target date in each index’s name reflects the year the benchmark’s allocation no longer changes. At that time, the index will become the Dow Jones Target Today Index. Both the old and new Dow Jones benchmarks are shown in the Performance Comparison tables in this report. Note that we are continuing to use the Dow Jones Moderately Conservative Portfolio Index for the Retirement Income Fund.

These new Dow Jones benchmarks are not an exact fit, because their allocation shifts do not match ours and because their construction tends to overweight certain sectors beyond their true weight relative to the overall market. They also have less exposure to stocks than our funds as retirement nears and during the retirement years. As a result, we believe the Retirement Funds’ performance is best benchmarked against each fund’s combined index portfolio, which is also shown in the Performance Comparison tables. These combined index portfolios are designed around the underlying asset classes within the funds. The funds have a strategic neutral target allocation for each asset class, which is predetermined and changes over time. Each asset class has underlying T. Rowe Price mutual funds assigned to it. Our goal is for the combination of T. Rowe Price funds as a whole to outperform the market performance within that asset class. Therefore, for each asset class we combine the total weighting of the underlying funds and assign the combined weight to that asset class’s index.

New Underlying Investments
We were also authorized to add three funds to our underlying investments. In the small-cap stock allocation, all Retirement Funds will be able to invest in the T. Rowe Price Small-Cap Value and New Horizons Funds in late January 2006. Until now, the T. Rowe Price Small-Cap Stock Fund was the only fund representing the small-cap sector in the Retirement Funds, and the addition of two new funds means new investment money can flow into this segment more efficiently. The addition of these funds also allows the asset allocation committee to make tactical shifts between small-cap value and small-cap growth investments. We expect to begin investing in these new fund choices during the next reporting period.

The Retirement Funds also received approval to add the T. Rowe Price Extended Equity Market Index Fund to the lineup. This fund attempts to match the performance of the U.S. small- and mid-cap equity market, as represented by the Dow Jones Wilshire 4500 Completion Index, which is made up of about 4,500 actively traded stocks that are not part of the S&P 500 Stock Index. While we have no immediate plans to invest in the Extended Equity Market Index Fund, it will serve as a backup for investing in small- and mid-cap stocks if the need arises.

Strategy Review
The investment committee maintained a 3.5% tactical overweight allocation to stocks for much of the past year, based on expectations of a strengthening economy and rising interest rates. The committee reduced the funds’ equity overweight slightly to 3.0% in early November. We still believe equities may perform relatively well and largely for the same reasons, but with corporate earnings slowing somewhat and the Fed’s rate-tightening cycle nearer its end than its beginning, we think it prudent to take some of our profits off the table. As for our international equity allocation, we are currently neutral relative to the broad benchmark, and divided equally between growth and value segments. Non-U.S. market valuations appear reasonable, as productivity increases are helping to maintain earnings growth despite modest revenue growth.

We underweighted fixed-income funds. Indeed, the domestic equity overweight was funded at the expense of the fixed-income allocation. We remain cautious on investment-grade bonds because of the challenging interest rate environment, and have reduced our exposure to high-yield debt because of rich valuations within that sector. Within the short-term fixed-income sector, we invested roughly 85% of assets in Summit Cash Reserves and 15% in Short-Term Bond, as the Fed’s measured pace of rate hikes made cash more attractive than short-term bonds. As the Fed reaches the end of its tightening program, we expect to begin increasing our short-term bond allocation.

Performance Review
As mentioned earlier, we believe the Retirement Funds’ performance is best benchmarked against each fund’s combined index portfolio, as shown in the Performance Comparison tables. The domestic equity allocation (composed of the Growth Stock, Value, Equity Index 500, Mid-Cap Growth, Mid-Cap Value, and Small-Cap Stock Funds) is benchmarked to the Dow Jones Wilshire 5000 Composite Index, which tracks the entire U.S. equity market. The corresponding index for our non-U.S. stock allocation (International Stock and International Growth & Income Funds) is the MSCI EAFE Index. Fixed income (New Income and High Yield Funds) is measured against the Lehman Brothers U.S. Aggregate Index, and short-term fixed income (Short-Term Bond and Summit Cash Reserves Funds) by the Citigroup 3-Month Treasury Bill Index. Tactical allocations between equities and fixed income are not incorporated into the benchmarks.

Over the past six and 12 months, the Retirement Funds generally benefited from the asset allocation committee’s targeted overweight in stocks relative to fixed income, as both domestic and non-U.S. equities outpaced investment-grade bonds. (We’ll discuss some performance variations in the commentaries on each fund later in this letter.) Our fixed-income holdings also helped relative results, aided by our allocation to high-yield bonds. Our short-term fixed-income allocation lagged slightly as our cautious stance in the face of rising interest rates weighed on results. Although we trailed our short-term benchmark slightly, we believe our defensive posture was prudent, and our ability to remain flexible—switching between cash and short-term bonds—has allowed us to remain ahead of the Citigroup 3-Month Treasury Bill Index since the inception of our original Retirement Funds.

Within the domestic equity portion of the portfolios, the strongest absolute returns over the six-month period came from our positions in the Mid-Cap Growth, Growth Stock, and Small-Cap Stock Funds. These funds also were our top relative contributors, as they solidly outpaced their respective benchmarks. On the downside, Mid-Cap Value posted good absolute returns but trailed its underlying benchmark. Outside the U.S., growth stocks performed better after a long period of strong value outperformance, and both the growth-oriented International Stock Fund and the value-oriented International Growth & Income Fund outperformed the MSCI EAFE Index in the first half of our fiscal year.

RETIREMENT INCOME FUND

The Retirement Income Fund’s investment objective is to generate the highest total return consistent with an emphasis on both capital growth and income. The neutral allocation for the fund is 60% bonds and 40% stocks. The fund implements its strategy by investing in a set of underlying T. Rowe Price mutual funds.

The Retirement Income Fund returned 4.03% over the six months ended November 30, 2005, outperforming its combined index portfolio and Dow Jones benchmark, as shown in the table. The fund returned 5.90% for the 12 months, in line with its combined index benchmark and ahead of the Dow Jones index. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

Although the fund’s tactical overweight to domestic stocks helped returns as stocks outperformed bonds, our holdings weighed on results relative to the Dow Jones Wilshire 5000 Index for both the six months and year, largely due to weakness in the Mid-Cap Value Fund, and our short-term fixed-income segment also hampered returns. The rest of the portfolio more than made up for the shortfall, however, as the fund benefited from the good performance of its fixed-income and international equity allocations. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 19. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 57.0% for cash and bond funds, up from 56.5% at the end of May, and 43% for stock funds, down from 43.5% six months ago.

RETIREMENT 2005 FUND

The Retirement 2005 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund’s strategic allocation to stocks will remain fixed at 20% approximately 30 years after the year 2005.

The Retirement 2005 Fund reached its target date during our reporting period. At that time its neutral allocation to stocks stood at 55%, higher than most of our peer funds. Our analysis shows that this heavier exposure to stocks should improve retirees’ chances of keeping ahead of inflation during today’s longer retirements. The fund’s stock allocation will gradually decline over the next 30 years until it reaches approximately 20% in 2035.

The fund returned 5.13% over the six months ended November 30, 2005, and 7.25% for the 12 months, as shown in the table. The fund outperformed its combined index portfolio and the new Dow Jones Target 2005 Index for both periods, but trailed the Dow Jones Moderate Portfolio Index. (For a discussion of the benchmark change, please see page 4.)

The fund’s domestic and international equity allocations contributed positively to results over the past six months, but domestic stocks lagged for the 12-month period, as the Mid-Cap Value Fund trailed its benchmark. Our fixed-income holdings also aided relative returns, but our short-term fixed-income allocation lagged for the six months and year. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 19. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 42.0% for cash and bond funds, up from 41.0% at the end of May, and 58.0% for stock funds, down from 59.0% six months ago.

RETIREMENT 2010 FUND

The Retirement 2010 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund’s strategic allocation to stocks will remain fixed at 20% approximately 30 years after the year 2010.

The Retirement 2010 Fund gained 5.81% during the past six months and 8.02% for the 12 months, as shown in the table. The fund outperformed its combined index portfolio and the new Dow Jones Target 2010 Index over both periods, but slightly trailed the older Dow Jones benchmark. (For a discussion of the benchmark change, please see page 4.) Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses.

The fund’s domestic and international equity allocations contributed positively to results over the past six months, but domestic stocks lagged slightly for the 12-month period, as the Mid-Cap Value Fund trailed its benchmark. Our fixed-income holdings also aided relative returns over the six and 12 months, but our short-term fixed-income allocation lagged during both periods. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 20. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 33.5% for cash and bond funds, up from 33.0% at the end of May, and 66.5% for stock funds, down from 67.0% six months ago.

RETIREMENT 2015 FUND

The Retirement 2015 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund’s strategic allocation to stocks will remain fixed at 20% approximately 30 years after the year 2015.

The Retirement 2015 Fund returned 6.38% and 8.61% over the six and 12 months ended November 30, 2005, respectively, as shown in the table. The fund outperformed its combined index portfolio and both the old and new Dow Jones indexes for both periods. (For a discussion of the benchmark change, please see page 4.) The fund’s domestic and international equity allocations contributed positively to results over the past six months, but domestic stocks lagged slightly for the 12-month period, as the Mid-Cap Value Fund trailed its benchmark. Our fixed-income holdings also aided relative returns, but our short-term fixed-income allocation narrowly lagged for the six months and year. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 20. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 27.5% for cash and bond funds, up from 27.0% at the end of May, and 72.5% for stock funds, down from 73.0% six months ago.

RETIREMENT 2020 FUND

The Retirement 2020 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund’s strategic allocation to stocks will remain fixed at 20% approximately 30 years after the year 2020.

The Retirement 2020 Fund returned 6.99% and 9.25% during the 6- and 12-month periods ended November 30, 2005. Returns for the fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses. The fund outperformed its combined index portfolio and the new Dow Jones Target 2020 Index over both periods, but lagged its old Dow Jones index for the six and 12 months. (For a discussion of the benchmark change, please see page 4.) The fund’s relative performance benefited from its domestic and international equity allocations over the past six months, but domestic stocks lagged slightly for the 12-month period, as the Mid-Cap Value Fund trailed its benchmark. Our fixed-income holdings also aided relative returns, but our short-term fixed-income allocation narrowly lagged for the six months and year. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 21. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 22.0% for cash and bond funds, up from 20.5% at the end of May, and 78.0% for stock funds, down from 79.5% six months ago.

RETIREMENT 2025 FUND

The Retirement 2025 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund’s strategic allocation to stocks will remain fixed at 20% approximately 30 years after the year 2025.

The Retirement 2025 Fund returned 7.53% over the six months ended November 30, 2005, and 9.86% for the year, as shown in the table. The fund outperformed its combined index portfolio and the new Dow Jones Target 2025 Index for both periods, but trailed its older Dow Jones index for the six and 12 months. (For a discussion of the benchmark change, please see page 4.) The fund’s relative performance benefited from the good results of each of its asset classes—domestic equity, fixed-income, and international allocations—over both periods, although our Mid-Cap Value Fund trailed its benchmark and hampered overall returns. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 21. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 15.0% for bond funds, up from 14.0% at the end of May, and 85.0% for stock funds, down from 86.0% six months ago.

RETIREMENT 2030 FUND

The Retirement 2030 Fund’s investment objective is to provide the highest total return consistent with an emphasis on both capital growth and income. The fund invests in a diversified portfolio, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implements its strategy by investing in a set of underlying T. Rowe Price mutual funds. The fund’s strategic allocation to stocks will remain fixed at 20% approximately 30 years after the year 2030.

The Retirement 2030 Fund returned 8.18% over the six months ended November 30, 2005, and 10.53% for the 12-month period, as shown in the table. The fund outperformed its combined index portfolio for both time periods but trailed both its old and new Dow Jones indexes. (For a discussion of the benchmark change, please see page 4.) The fund’s relative performance benefited from the good results of each of its asset classes—domestic equity, fixed-income, and international allocations—over both periods, although our Mid-Cap Value Fund trailed its benchmark and hampered overall returns. Please see the Performance Review on page 6 for a closer look at the fund’s performance.

The Retirement 2030 Fund began to lower its typical allocation to equities during the period, according to the fund’s planned, gradual reduction in stocks. The fund will reach approximately 55% in equities in 2030. As of November 30, the fund’s assets were invested in T. Rowe Price funds according to the target and actual allocations shown on page 22. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 7.5% for bond funds, up from 6.5% at the end of May, and 92.5% for stock funds, down from 93.5% six months ago.

RETIREMENT 2035 FUND
RETIREMENT 2040 FUND
RETIREMENT 2045 FUND

The investment objective of the Retirement 2035, 2040, and 2045 Funds is to provide the highest total return consistent with an emphasis on both capital growth and income. The funds invest in diversified portfolios, with both an increasing allocation to bonds and an increasing emphasis on short-term bonds over time, and implement their strategies by investing in a set of underlying T. Rowe Price mutual funds. The funds’ strategic allocation to stocks will remain fixed at 20% approximately 30 years after their target dates.

The Retirement 2035, 2040, and 2045 Funds will follow similar investment paths for some years before their allocations begin to differ. Until that time, their performance will be measured against the same combined index portfolio. They also share the same old Dow Jones benchmark but will have separate Dow Jones target indexes, as shown in the table. (For a discussion of the benchmark changes, please see page 4.) The funds are managed as separate portfolios; because of asset flows and other technical considerations, their total returns will vary, and their allocations to underlying funds may also be slightly different.

The funds outperformed their combined index portfolio benchmark for both the 6- and 12-month periods but lagged their Dow Jones indexes, as shown in the table. Returns for the 2040 Fund’s Advisor and R Class shares were slightly lower, reflecting their additional expenses. (The Retirement 2045 Fund began operations in 2005, so results are for the six-month period only.) Relative to their combined index portfolio benchmark, the funds benefited from the good performance of their international equity and fixed-income allocations.

Domestic equities also contributed positively, but weakness in the Mid-Cap Value Fund hampered results somewhat. Fund returns lagged the new Dow Jones target indexes because these benchmarks overweight small- and mid-cap stocks and emerging markets, an aggressive posture that we do not believe is appropriate for a fully diversified portfolio. Please see the Performance Review on page 6 for a closer look at the funds’ performance.

As of November 30, the funds’ assets were invested in T. Rowe Price funds according to the target and actual allocations shown on pages 22 and 23. Actual allocations reflected the asset allocation committee’s decision to overweight stocks relative to bonds but to reduce that overweight slightly in November. At the end of the period, the target allocations were 7.0% for bond funds, up from 6.5% at the end of May, and 93.0% for stock funds, down from 93.5% six months ago.

OUTLOOK

As noted earlier, we continue to believe that stocks should fare better than bonds over the intermediate and longer terms, and the Retirement Funds’ heavier exposure to equities relative to their neutral weightings reflects that outlook. Although the funds are modestly overweighting stocks, they remain fully diversified according to each fund’s objective. Whatever the near term holds, we believe that shareholders will be well served by the Retirement Funds’ combination of individual fund selection and asset allocation management in a single portfolio that matches the investor’s personal time horizon. Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Edmund M. Notzon III
President and chairman of the funds’ Investment Advisory Committee

Jerome Clark
Vice President and portfolio manager

December 20, 2005

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Citigroup 3-Month Treasury Bill Index: An index designed to track short-term government securities.

Combined Index Portfolios: Blended index portfolios used as benchmarks for each fund. The Combined Index Portfolios are composed of the following underlying indexes:

Retirement Income Fund—An unmanaged portfolio composed of 34.0% Dow Jones Wilshire 5000 Composite Index, 30.0% Lehman Brothers U.S. Aggregate Index, 30.0% Citigroup 3-Month Treasury Bill Index, 6.0% MSCI EAFE Index.

Retirement 2005 Fund—An unmanaged portfolio composed of 47.0% Dow Jones Wilshire 5000 Composite Index, 35.0% Lehman Brothers U.S. Aggregate Index, 10.0% Citigroup 3-Month Treasury Bill Index, 8.0% MSCI EAFE Index.

Retirement 2010 Fund— An unmanaged portfolio composed of 53.5% Dow Jones Wilshire 5000 Composite Index, 28.5% Lehman Brothers U.S. Aggregate Index, 8% Citigroup 3-Month Treasury Bill Index, 10.0% MSCI EAFE Index.

Retirement 2015 Fund—An unmanaged portfolio composed of 58.5% Dow Jones Wilshire 5000 Composite Index, 26.5% Lehman Brothers U.S. Aggregate Index, 4.0% Citigroup 3-Month Treasury Bill Index, 11.0% MSCI EAFE Index.

Retirement 2020 Fund—An unmanaged portfolio composed of 63.0% Dow Jones Wilshire 5000 Composite Index, 23.5% Lehman Brothers U.S. Aggregate Index, 1.5% Citigroup 3-Month Treasury Bill Index, 12.0% MSCI EAFE Index.

Retirement 2025 Fund—An unmanaged portfolio composed of 69.0% Dow Jones Wilshire 5000 Composite Index, 18.0% Lehman Brothers U.S. Aggregate Index, 13.0% MSCI EAFE Index.

Retirement 2030 Fund—An unmanaged portfolio composed of 74.5% Dow Jones Wilshire 5000 Composite Index, 10.5% Lehman Brothers U.S. Aggregate Index, 15.0% MSCI EAFE Index.

Retirement 2035, 2040, and 2045 Funds—An unmanaged portfolio composed of 75.0% Dow Jones Wilshire 5000 Composite Index, 10.0% Lehman Brothers U.S. Aggregate Index, 15.0% MSCI EAFE Index.

CS First Boston High Yield Index: An index designed to track the high-yield bond market. As of January 16, 2006, the name of the benchmark will be changed to Credit Suisse High Yield Index.

Dow Jones Aggressive Portfolio Index: An all-stock index composed of an underlying blend of U.S. and non-U.S. stock indexes.

Dow Jones Moderately Aggressive Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 80% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Moderate Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 60% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Moderately Conservative Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Target Date Portfolio Indexes: Indexes composed of different allocations of stocks, bonds, and cash. Each month, beginning 35 years prior to an index’s stated target date, the amount allocated to stocks gradually decreases and the amount allocated to bonds/cash increases in a predefined manner. The target date in each index’s name reflects the year the benchmark’s allocation no longer changes. At that time, the index will become the Dow Jones Target Today Index with a portfolio composed of 20% stocks.

Dow Jones Wilshire 4500 Completion Index: An index that tracks the performance of all stocks in the Dow Jones Wilshire 5000 Equity Index, excluding those found in the large-cap S&P 500 Stock Index.

Dow Jones Wilshire 5000 Total Market Index: An index that tracks the performance of all U.S. common equity securities in the U.S.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lehman Brothers 1-3 Year Government/Credit Index: An index that tracks short-term debt instruments.

MSCI EAFE Index: An index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

Russell 2000 Index: An index that tracks the stocks of 2,000 small U.S. companies.

S&P 500 Stock Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

T. ROWE PRICE RETIREMENT INCOME FUND

As of 11/30/05
$15,000
14,000
13,000
12,000
11,000
10,000
Retirement Income Fund $13,606
Dow Jones Moderately Conservative Portfolio Index $14,321
Combined Index Portfolio $13,179
9/30/02
11/02
11/03
11/04
11/05

Note: Performance for Advisor and R Class shares will vary from fund shares due to their differing fee structures. See table below. For definitions of the benchmarks, please see the glossary.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/05	1 Year	Since Inception	Inception Date
Retirement Income Fund	5.90%	10.21%	9/30/02
Retirement Income Fund–Advisor Class	5.65	7.08	10/31/03
Retirement Income Fund–R Class	5.66	6.99	10/31/03

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

T. Rowe Price Retirement 2010 Fund

As of 11/30/05
$25,000
22,000
19,000
16,000
13,000
10,000
Retirement 2010 Fund $15,337
Dow Jones Moderate Portfolio Index $16,002
Dow Jones Target 2010 Index $13,146
Combined Index Portfolio $14,952
9/30/02
11/02
11/03
11/04
11/05

Note: Performance for Advisor and R Class shares will vary from fund shares due to their differing fee structures. See table below. For definitions of the benchmarks, please see the glossary.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/05	1 Year	Since Inception	Inception Date
Retirement 2010 Fund	8.02%	14.46%	9/30/02
Retirement 2010 Fund–Advisor Class	7.73	10.15	10/31/03
Retirement 2010 Fund–R Class	7.52	9.93	10/31/03

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

T. ROWE PRICE RETIREMENT 2020 FUND

As of 11/30/05
$25,000
22,000
19,000
16,000
13,000
10,000
Retirement 2020 Fund $16,365
Dow Jones Moderately Aggressive Portfolio Index $17,729
Dow Jones Target 2020 Index $15,241
Combined Index Portfolio $15,803
9/30/02
11/02
11/03
11/04
11/05

Note: Performance for Advisor and R Class shares will vary from fund shares due to their differing fee structures. See table below. For definitions of the benchmarks, please see the glossary.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/05	1 Year	Since Inception	Inception Date
Retirement 2020 Fund	9.25%	16.83%	9/30/02
Retirement 2020 Fund–Advisor Class	9.06	11.83	10/31/03
Retirement 2020 Fund–R Class	8.79	11.59	10/31/03

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

T. Rowe Price Retirement 2030 Fund

As of 11/30/05
$30,000
26,000
22,000
18,000
14,000
10,000
Retirement 2030 Fund $17,100
Dow Jones Aggressive Portfolio Index $19,667
Dow Jones Target 2030 Index $17,713
Combined Index Portfolio $16,673
9/30/02
11/02
11/03
11/04
11/05

Note: Performance for Advisor and R Class shares will vary from fund shares due to their differing fee structures. See table below. For definitions of the benchmarks, please see the glossary.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/05	1 Year	Since Inception	Inception Date
Retirement 2030 Fund	10.53%	18.46%	9/30/02
Retirement 2030 Fund–Advisor Class	10.27	13.19	10/31/03
Retirement 2030 Fund–R Class	10.08	12.98	10/31/03

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

T. ROWE PRICE RETIREMENT 2040 FUND

As of 11/30/05
$30,000
26,000
22,000
18,000
14,000
10,000
Retirement 2040 Fund $17,147
Dow Jones Aggressive Portfolio Index $19,667
Dow Jones Target 2040 Index $18,650
Combined Index Portfolio $16,677
9/30/02
11/02
11/03
11/04
11/05

Note: Performance for Advisor and R Class shares will vary from fund shares due to their differing fee structures. See table below. For definitions of the benchmarks, please see the glossary.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/05	1 Year	Since Inception	Inception Date
Retirement 2040 Fund	10.55%	18.56%	9/30/02
Retirement 2040 Fund–Advisor Class	10.30	13.18	10/31/03
Retirement 2040 Fund–R Class	10.09	13.00	10/31/03

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that some of the funds have three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 9/30/05	1 Year	Since Inception	Inception date
Retirement Income Fund	8.61%	10.52%	9/30/02
Retirement Income Fund–Advisor Class	8.36	7.30	10/31/03
Retirement Income Fund–R Class	8.30	7.17	10/31/03
Retirement 2005 Fund	10.97	6.76	2/27/04
Retirement 2010 Fund	12.09	14.83	9/30/02
Retirement 2010 Fund–Advisor Class	11.88	10.36	10/31/03
Retirement 2010 Fund–R Class	11.66	10.17	10/31/03
Retirement 2015 Fund	12.97	7.97	2/27/04
Retirement 2020 Fund	14.12	17.19	9/30/02
Retirement 2020 Fund–Advisor Class	13.84	11.95	10/31/03
Retirement 2020 Fund–R Class	13.56	11.72	10/31/03
Retirement 2025 Fund	14.90	8.99	2/27/04
Retirement 2030 Fund	15.95	18.76	9/30/02
Retirement 2030 Fund–Advisor Class	15.70	13.18	10/31/03
Retirement 2030 Fund–R Class	15.48	13.02	10/31/03
Retirement 2035 Fund	15.96	9.35	2/27/04
Retirement 2040 Fund	15.96	18.87	9/30/02
Retirement 2040 Fund–Advisor Class	15.70	13.21	10/31/03
Retirement 2040 Fund–R Class	15.49	13.01	10/31/03
Retirement 2045 Fund	–	5.90	5/31/05

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how each class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Unaudited

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

(1) Affiliated Companies

($ 000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income ‡	Value 11/30/05	5/31/05
T. Rowe Price Equity Index 500 Fund	$ 52,085	$ 103	$ 994	$ 168,208	$ 109,492
T. Rowe Price New Income Fund	52,296	81	2,133	127,557	77,679
T. Rowe Price Growth Stock Fund	28,324	6,583	-	100,744	72,712
T. Rowe Price Value Fund	28,324	5,882	-	100,282	73,390
T. Rowe Price High Yield Fund	17,743	4,377	1,768	54,022	40,877
T. Rowe Price Small-Cap Stock Fund	15,099	3,182	-	53,542	36,783
T. Rowe Price International Growth & Income Fund	12,088	321	-	45,076	29,468
T. Rowe Price International Stock Fund	12,088	327	-	45,026	28,787
T. Rowe Price Mid-Cap Growth Fund	7,838	16	-	29,636	18,914
T. Rowe Price Mid-Cap Value Fund	7,764	18	-	28,043	18,664
T. Rowe Price Summit Cash Reserves Fund	11,207	17	312	26,385	15,195
T. Rowe Price Short-Term Bond Fund	1,148	3	55	3,679	2,566
Totals			$ 5,262	$ 782,200	$ 524,527

‡ Includes dividend income of $994 and interest income of $4,268.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2015 Fund (the fund) is a nondiversified, open-end management investment company and is one of nine portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. As the fund approaches its stated retirement date, its asset mix will become increasingly conservative.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to the fund’s shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the six months ended November 30, 2005 aggregated $246,003,000 and $22,788,000, respectively.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2005.

At November 30, 2005, the cost of investments for federal income tax purposes was $734,909,000. Net unrealized gain aggregated $47,291,000 at period-end, of which $49,918,000 related to appreciated investments and $2,627,000 related to depreciated investments.

NOTE 4 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for the fund, and also serves as manager for the Retirement Income Fund and domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing agent, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund are reimbursed by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the fund operates at a zero expense ratio. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At November 30, 2005, the fund held less than 25% of the outstanding shares of any underlying Price fund. For the period ended November 30, 2005, realized gain on affiliated companies was $1,879,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 13, 2006